UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006

Structured Products Corp.

on behalf of

CorTS Trust II for Aon Capital A

(Exact name of registrant as specified in its charter)

Delaware	001-32048	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust II for Aon Capital A.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Aon Corporation	001-07933

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the October 6, 2006 Distribution Date for the CorTS Trust II for Aon Capital A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ John W. Dickey
________________________________
Name: John W. Dickey
Title: Authorized Signatory

October 6, 2006

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the October 6, 2006 Distribution Date for the CorTS Trust II for Aon Capital A	5

Exhibit	1

To the Holders of:
CorTS Trust II for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:	22081V206	Class:	A
*CUSIP:	22081VAA5	Class:	B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Aon Capital A, hereby gives notice with respect to the Distribution Date of October 6, 2006 (the “Final Distribution Date”) as follows:

1.

The amount of the final distribution payable to the Certificateholders on the Final Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
A	$25.000000	$0.511285	$25.511285
B	$0.000000	$1.200694	$1.200694

2.	The amount of aggregate interest due and not paid as of the Final Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$25,250,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities due January 1, 2027 were purchased by the Call Warrant Holder on October 6, 2006.

5.

At the close of business on the Distribution Date, 0 Class A Certificates representing $0 aggregate Certificate Principal Balance and $0 aggregate Notional Amount of Class B Certificates were outstanding and the CorTS Trust II for Aon Capital A terminated.

6.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.